UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2011

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

400 S. Record Street Dallas, Texas (Address of principal executive offices)	75202 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2011, the Compensation Committee (the “Committee”) approved 2011 compensation arrangements for the Company’s executive officers. The Committee granted time-based restricted stock units (TBRSUs) and performance-related restricted stock units (PBRSUs) under its Executive Compensation Plan to the following named executive officers in the amounts indicated:

			PBRSUs
Name	Title	TBRSUs	(at Target)
Dunia A. Shive	President and Chief Executive Officer	64,000	96,000

Carey P. Hendrickson	Senior Vice President/Chief Financial Officer and Treasurer	18,700	28,000

Peter L. Diaz	President/Media Operations	28,000	42,000

Guy H. Kerr	Executive Vice President Law & Government and Secretary	23,600	35,400
The terms and conditions of the vesting of the TBRSU and PBRSU awards are set forth in the form of award notice filed herewith as Exhibit 10.1 and incorporated herein by reference. The Committee did not award any options for 2011. The Committee also set 2011 base salary compensation as follows: Dunia A. Shive — $775,000; Carey P. Hendrickson — $350,000; Peter L. Diaz — $525,000; and Guy H. Kerr — $515,000, which represent 0%, 16.7%, 5% and 3% increases, respectively, over their 2010 base salaries. Theses increases will be effective beginning in April.
Target cash bonus opportunities for 2011 were set at 100%, 45%, 55% and 55%, respectively, of these named executive officers’ base salaries. For 2011, subject to the availability of a sufficient performance-based incentive pool in compliance with the exemption under Section 162(m) of the Internal Revenue Code, as amended, the payment of up to 25% of each named executive officer’s cash bonus opportunity is dependent on such officer’s attainment of his or her individual non-financial performance objectives, as determined by the Committee; and 75% of each named executive officer’s cash bonus opportunity is based upon financial performance (earnings per share). The 2011 individual non-financial objectives for the named executive officers encompass objectives related to strategic and financial planning, leadership talent, investor relations, revenue performance, information technology, operational efficiency, risk management, and other matters.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
     10.1 Belo 2004 Executive Compensation Plan Award Notification (for Employee Awards)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2011	BELO CORP.
	By:	/s/ William L. Hamersly
William L. Hamersly Vice President/Human Resources

EXHIBIT INDEX
10.1 Belo 2004 Executive Compensation Plan Award Notification (for Employee Awards)